Exhibit 99.1

Alight Announces Chief Financial Officer Transition

CHICAGO—December 18, 2025—Alight, Inc. (NYSE: ALIT) (“Alight” or the “Company”), a leading cloud-based human capital and technology-enabled services provider, today announced that Greg Giometti has been named the Company’s Interim Chief Financial Officer, effective January 9, 2026. Giometti, Alight’s Senior Vice President, Head of Financial Planning and Analysis, will succeed Jeremy Heaton, who will depart Alight to pursue an opportunity outside of the benefits administration industry.

Giometti joined Alight in 2020 and has held positions of increasing responsibility within the Company’s finance organization. Prior to Alight, he served in various financial roles with Walgreens Boots Alliance, Paper Source, and BMO.

“Greg’s intricate knowledge of Alight and his broad financial experience will enable a smooth transition as we conduct a search for Alight’s next chief financial officer,” said Dave Guilmette, Chief Executive Officer. “As Senior Vice President, Head of Financial Planning and Analysis, he leads management and board financial reporting, annual and long-range planning, and supports enterprise-wide financial strategy. His experience overseeing key elements of our technology transformation and the divestiture of our payroll and professional services business has been crucial in strengthening our foundation and competitive positioning, and I am excited that he will lead the finance organization during this interim period.”

Guilmette continued, “Jeremy has made significant contributions during his nearly six years with Alight, helping transition Alight into a public company, while also playing a critical role in transforming the Company into a simpler, more capital efficient organization with a stronger financial foundation. On behalf of Alight, I wish Jeremy much success in his new opportunity and thank him for his service.”

About Alight Solutions

Alight is a leading cloud-based human capital technology and services provider for many of the world’s largest organizations and 35 million people and dependents. Through the administration of employee benefits, Alight helps clients gain a benefits advantage while building a healthy and financially secure workforce by unifying the benefits ecosystem across health, wealth, wellbeing, absence management and navigation. Our Alight Worklife® platform empowers employers to gain a deeper understanding of their workforce and engage them throughout life’s most important moments with personalized benefits management and data-driven insights, leading to increased employee wellbeing, engagement and productivity. Learn more about the Alight Benefits Advantage™ at alight.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements regarding Alight’s management succession plans and statements related to the expectations regarding the performance and outlook for Alight’s business, financial results, liquidity and capital resources. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among others, risks related to our ability to successfully execute the next phase of our strategic transformation, including our ability to effectively and appropriately separate the Payroll and Professional Services business, risks related to declines in economic activity in the industries, markets, and regions our clients serve, including as a result of macroeconomic factors beyond our control, heightened interest rates or changes in monetary, trade and fiscal policies, competition in our industry, risks related to cyber-attacks and security vulnerabilities and other significant disruptions in our information technology systems and networks, risks related to our ability to maintain the security and privacy of confidential, personal or proprietary data, risks related to actions or proposals from activist stockholders, and risks related to our compliance with applicable laws and regulations, including changes thereto. Additional factors that could cause Alight’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Risk Factors” of Alight’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, as such factors may be updated from time to time in Alight’s filings with the SEC, which are, or will be, accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be considered along with other factors noted in this presentation and in Alight’s filings with the SEC. Alight undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

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Media Contact:

Mariana Fischbach

mariana.fischbach@alight.com

Investor Contact:

Jeremy Cohen

investor.relations@alight.com

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